UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2007

Archon Corporation

(Exact name of registrant as specified in its charter)

Nevada	1-9481	88-0304348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4336 Losee Road, Suite 5, North Las Vegas, Nevada	89030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 732-9120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2007, Sahara Las Vegas Corp., a Nevada corporation and subsidiary of Archon Corporation (the “Company”), and LVTI LLC, a Delaware limited liability company (“LVTI”), entered into a third amendment (the “Third Amendment”) to the Option Agreement dated June 24, 2006 (the “Agreement”) between the Company and LVTI, as amended on September 16, 2006 (the “First Amendment”), and as further amended on December 15, 2006 (the “Second Amendment”). The Company previously disclosed the terms of the Agreement in a Current Report on Form 8-K dated June 29, 2006, the terms of the First Amendment in a Current Report on Form 8-K dated September 19, 2006 and the terms of the Second Amendment in a Current Report on Form 8-K dated December 20, 2006.

Pursuant to the Third Amendment, LVTI may elect to pay to the Company a payment of $250,000.00 on April 2, 2007 and another payment of $250,000.00 on May 1, 2007 in order to extend the date on which the second deposit of $40,000,000.00 (the “Second Deposit”) is due from March 31, 2007 to May 31, 2007 (the “Third Extension Payments”). In exchange for the extension of the Second Deposit due date, the purchase price will be increased to $475,000,000.00 if LVTI does not pay the Second Deposit to the Company on or before March 31, 2007. If LVTI pays the Second Deposit by April 30, 2007, then it does not have to make the $250,000.00 payment on May 1, 2007. The Third Extension Payments, if paid, are non-refundable and will not be applied against the purchase price under the Agreement.

Further, on March 30, 2007, the Company and LVTI entered into a fourth amendment (the “Fourth Amendment”) to the Agreement between the Company and LVTI, as amended in the First Amendment, the Second Amendment and the Third Amendment. Pursuant to the Fourth Amendment, should LVTI elect to pay the Second Deposit on April 3, 2007, then LVTI does not have to pay to the Company a payment of $250,000.00 on May 1, 2007 and the purchase price will not be increased to $475,000,000.00, but will remain at $450,000,000.00.

Copies of the Third Amendment and the Fourth Amendment are filed as exhibits to this Report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Third Amendment, dated March 27, 2007, to the Option Agreement by and between Sahara Las Vegas Corp., a Nevada corporation, and LVTI LLC, a Delaware limited liability company, dated June 24, 2006, as amended on September 16, 2006 and December 15, 2006.

10.2	Fourth Amendment, dated March 30, 2007, to the Option Agreement by and between Sahara Las Vegas Corp., a Nevada corporation, and LVTI LLC, a Delaware limited liability company, dated June 24, 2006, as amended on September 16, 2006, December 15, 2006 and March 27, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Archon Corporation
(Registrant)

Date April 2, 2007

/s/ Paul W. Lowden
Chairman of the Board, President and CEO

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment, dated March 27, 2007, to the Option Agreement by and between Sahara Las Vegas Corp., a Nevada corporation, and LVTI LLC, a Delaware limited liability company, dated June 24, 2006, as amended on September 16, 2006 and December 15, 2006.

10.2	Fourth Amendment, dated March 30, 2007, to the Option Agreement by and between Sahara Las Vegas Corp., a Nevada corporation, and LVTI LLC, a Delaware limited liability company, dated June 24, 2006, as amended on September 16, 2006, December 15, 2006 and March 27, 2007.

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